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EXHIBIT 99.1

LETTER OF TRANSMITTAL

OGLETHORPE POWER CORPORATION

(AN ELECTRIC MEMBERSHIP CORPORATION)

Offer to Exchange
$350,000,000
Registered 6.10% First Mortgage Bonds, Series 2009 A due 2019
For Any and All
Unregistered 6.10% First Mortgage Bonds, Series 2009 A due 2019

Pursuant to the Prospectus dated                        , 2009

 THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M. NEW YORK CITY TIME, ON                        , 2009, UNLESS EXTENDED (THE "EXPIRATION DATE"). TENDERS MAY BE WITHDRAWN PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

The Exchange Agent for the Exchange Offer is:

U.S. BANK NATIONAL ASSOCIATION

By Registered or Certified Mail, Overnight Courier or Hand Delivery:	By Facsimile: (Eligible Institutions Only)
U.S. Bank National Association West Side Flats Operations Center Attention: Specialized Finance 60 Livingston Avenue Mail Station—EP-MN-WS2N St. Paul, Minnesota 55107-2292	(651) 495-8158 Attention: Specialized Finance Confirm by Telephone or for Information: (800) 934-6802

        DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF THIS LETTER OF TRANSMITTAL VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

        THE INSTRUCTIONS CONTAINED HEREIN SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

        The undersigned acknowledges receipt of the Prospectus dated                        , 2009 (as it may be amended or supplemented from time to time, the "Prospectus") of Oglethorpe Power Corporation (An Electric Membership Corporation), a Georgia electric membership corporation (the "Company"), and this Letter of Transmittal (the "Letter of Transmittal"), which together constitute the Company's offer (the "Exchange Offer") to exchange up to $350,000,000 aggregate principal amount of 6.10% First Mortgage Bonds, Series 2009 A due 2019 (the "Exchange Bonds"), which have been registered under the Securities Act of 1933, as amended (the "Securities Act"), for any and all of its outstanding 6.10% First Mortgage Bonds, Series 2009 A due 2019 (the "Original Bonds").

        Holders of Original Bonds should complete this Letter of Transmittal either (a) if certificates representing the Original Bonds are to be forwarded herewith or (b) if tenders of Original Bonds are to be made by book-entry transfer to an account maintained by the Exchange Agent at the book-entry transfer facility specified by the holder pursuant to the procedures set forth in "THE EXCHANGE OFFER—Procedures for Tendering Original Bonds" and "THE EXCHANGE OFFER—Book-Entry Delivery Procedures" in the Prospectus and an "Agent's Message" (as defined below) is not delivered. Tenders by book-entry transfer also may be made by delivering an Agent's Message in lieu of this Letter of Transmittal.

        Holders of Original Bonds whose certificates for such Original Bonds are not immediately available or who cannot deliver their certificates and all other required documents to the Exchange Agent on or prior to the Expiration Date or who cannot complete the procedures for book-entry transfer on a timely basis must tender their Original Bonds according to the guaranteed delivery procedures set forth in "THE EXCHANGE OFFER—Guaranteed Delivery Procedures" in the Prospectus.

        For each Original Bond accepted for exchange, the holder of such Original Bond will receive an Exchange Bond having a principal amount equal to that of the surrendered Original Bond. The Exchange Bonds will accrue interest at a rate of 6.10% per annum, payable on March 15 and September 15 of each year.

        Unless the context otherwise requires, the term "holder" for purposes of this Letter of Transmittal means any person in whose name Original Bonds are registered or any other person who has obtained a properly completed bond power from the registered holder or any person whose Original Bonds are held of record by The Depository Trust Company ("DTC").

        Capitalized terms used but not defined herein shall have the same meaning given them in the Prospectus.

        YOUR BANK OR BROKER CAN ASSIST YOU IN COMPLETING THIS FORM. THE INSTRUCTIONS INCLUDED WITH THIS LETTER OF TRANSMITTAL MUST BE FOLLOWED. QUESTIONS AND REQUESTS FOR ASSISTANCE OR FOR ADDITIONAL COPIES OF THE PROSPECTUS AND THIS LETTER OF TRANSMITTAL MAY BE DIRECTED TO THE EXCHANGE AGENT, WHOSE ADDRESS AND TELEPHONE NUMBER APPEAR ON THE FRONT PAGE OF THIS LETTER OF TRANSMITTAL.

        The undersigned has completed the appropriate boxes below and signed this Letter of Transmittal to indicate the action that the undersigned desires to take with respect to the Exchange Offer.

PLEASE READ THE ENTIRE LETTER OF TRANSMITTAL AND THE PROSPECTUS
CAREFULLY BEFORE CHECKING ANY BOX BELOW.

        List below the Original Bonds to which this Letter of Transmittal relates. If the space provided below is inadequate, the certificate numbers and aggregate principal amounts of Original Bonds should be listed on a separate signed schedule affixed hereto.

All Tendering Holders Complete Box 1:

Box 1*

Description of Original Bonds Tendered

Name(s) and Address(es) of Registered Holder(s) (Please Fill in, if blank, Exactly as Name(s) Appear(s) on Certificate(s))	Certificate or Registration Number(s) of Original Bonds**	Aggregate Principal Amount Represented by Original Bonds	Aggregate Principal Amount of Original Bonds Being Tendered***

*	If the space provided is inadequate, list the certificate numbers and principal amount of Original Bonds on a separate signed schedule and attach the list to this Letter of Transmittal.
**	Need not be completed by book-entry holders.
***	The minimum permitted tender is $1,000 in principal amount. All tenders must be in the amount of $1,000 or in integral multiples thereof. Unless otherwise indicated in this column, the holder will be deemed to have tendered the full aggregate principal amount represented by such Original Bonds. See instruction 2.

Box 2

  Book-Entry Transfer

☐	CHECK HERE IF TENDERED ORIGINAL BONDS ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:
Name of Tendering Institution:

Account Number:

Transaction Code Number:

          Holders of Original Bonds that are tendering by book-entry transfer to the Exchange Agent's account at DTC can execute the tender through DTC's Automated Tender Offer Program ("ATOP"). DTC participants that are accepting the Exchange Offer through ATOP must transmit their acceptances to DTC, which will verify the acceptance and execute a book-entry delivery to the Exchange Agent's account at DTC. DTC will then send a computer-generated message (an "Agent's Message") to the Exchange Agent for its acceptance in which the holder of the Original Bonds acknowledges and agrees to be bound by the terms of, and makes the representations and warranties contained in, this Letter of Transmittal, and the DTC participant confirms on behalf of itself and the beneficial owners of such Original Bonds all provisions of this Letter of Transmittal (including any representations and warranties) applicable to it and such beneficial owner as fully as if it had completed the information required herein and executed and transmitted this Letter of Transmittal to the Exchange Agent. Each DTC participant transmitting an acceptance of the Exchange Offer through the ATOP procedures will be deemed to have agreed to be bound by the terms of this Letter of Transmittal.

          DELIVERY OF AN AGENT'S MESSAGE BY DTC WILL SATISFY THE TERMS OF THE EXCHANGE OFFER AS TO EXECUTION AND DELIVERY OF A LETTER OF TRANSMITTAL BY THE PARTICIPANT IDENTIFIED IN THE AGENT'S MESSAGE. DTC PARTICIPANTS MAY ALSO ACCEPT THE EXCHANGE OFFER BY SUBMITTING A NOTICE OF GUARANTEED DELIVERY THROUGH ATOP.

  Box 3

  Notice of Guaranteed Delivery

  (See Instruction 1 below)

☐	CHECK HERE IF TENDERED ORIGINAL BONDS ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:
Name(s) of Registered Holder(s):

Window Ticket Number (if any):

Name of Eligible Guarantor Institution that Guaranteed Delivery:

Date of Execution of Notice of Guaranteed Delivery:

IF GUARANTEED DELIVERY IS TO BE MADE BY BOOK-ENTRY TRANSFER:

Name of Tendering Institution:

Account Number:

Transaction Code Number:

Box 4

  Return of Non-Exchanged Original Bonds
  Tendered by Book-Entry Transfer

☐	CHECK HERE IF ORIGINAL BONDS TENDERED BY BOOK-ENTRY TRANSFER AND NON-EXCHANGED ORIGINAL BONDS ARE TO BE RETURNED BY CREDITING THE ACCOUNT NUMBER SET FORTH ABOVE.

Box 5

  Participating Broker-Dealer

☐	CHECK HERE IF YOU ARE A BROKER-DEALER WHO ACQUIRED THE ORIGINAL BONDS FOR YOUR OWN ACCOUNT AS A RESULT OF MARKET-MAKING OR OTHER TRADING ACTIVITIES AND WISH TO RECEIVE TEN (10) ADDITIONAL COPIES OF THE PROSPECTUS AND OF ANY AMENDMENTS OR SUPPLEMENTS THERETO, AS WELL AS ANY NOTICES FROM THE COMPANY TO SUSPEND AND RESUME USE OF THE PROSPECTUS. BY TENDERING ITS ORIGINAL BONDS AND EXECUTING THIS LETTER OF TRANSMITTAL, EACH PARTICIPATING BROKER-DEALER AGREES TO NOTIFY THE COMPANY WHEN IT HAS SOLD ALL OF ITS EXCHANGE BONDS. (IF NO PARTICIPATING BROKER-DEALERS CHECK THIS BOX, OR IF ALL PARTICIPATING BROKER-DEALERS WHO HAVE CHECKED THIS BOX SUBSEQUENTLY NOTIFY THE COMPANY THAT ALL THEIR EXCHANGE BONDS HAVE BEEN SOLD, THE COMPANY WILL NOT BE REQUIRED TO MAINTAIN THE EFFECTIVENESS OF THE EXCHANGE OFFER REGISTRATION STATEMENT OR TO UPDATE THE PROSPECTUS AND WILL NOT PROVIDE ANY NOTICES TO ANY HOLDERS TO SUSPEND OR RESUME USE OF THE PROSPECTUS.)
Name:

Address:

        If the undersigned is not a broker-dealer, the undersigned represents that it is not an affiliate of the Company within the meaning of Rule 405 under the Securities Act, it is acquiring the Exchange Bonds in the ordinary course of business, and it is not engaged in, and does not intend to engage in, and has no arrangement or understanding with any person to participate in, a distribution of the Exchange Bonds. If the undersigned is a broker-dealer that will receive Exchange Bonds for its own account in exchange for Original Bonds that were acquired as a result of market-making activities or other trading activities, the undersigned acknowledges that it did not purchase its Original Bonds from the Company or any of the Company's affiliates and it acknowledges that it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale or transfer of such Exchange Bonds; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act. A broker-dealer may not participate in the Exchange Offer with respect to Original Bonds acquired other than as a result of market-making activities or other trading activities. Any broker-dealer who purchased Original Bonds from the Company to resell pursuant to Rule 144A under the Securities Act or any other available exemption under the Securities Act must comply with the registration and prospectus delivery requirements under the Securities Act.

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

        Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Company the aggregate principal amount of the Original Bonds indicated above. Subject to, and effective upon, the acceptance for exchange of all or any portion of the Original Bonds tendered herewith in accordance with the terms and conditions of the Exchange Offer (including, if the Exchange Offer is extended or amended, the terms and conditions of any such extension or amendment), the undersigned hereby exchanges, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to such Original Bonds as are being tendered herewith.

        The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as its true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that the Exchange Agent also acts as the agent of the Company, in connection with the Exchange Offer) with respect to the tendered Original Bonds, with full power of substitution and resubstitution (such power of attorney being deemed an irrevocable power coupled with an interest) to (a) deliver certificates representing such Original Bonds, or transfer ownership of such Original Bonds on the account books maintained by the book-entry transfer facility specified by the holder(s) of the Original Bonds, together, in each such case, with all accompanying evidences of transfer and authenticity to, or upon the order of, the Company, (b) present and deliver such Original Bonds for transfer on the books of the Company and (c) receive all benefits or otherwise exercise all rights and incidents of beneficial ownership of such Original Bonds, all in accordance with the terms of the Exchange Offer.

        The undersigned hereby represents and warrants that (a) the undersigned has full power and authority to tender, exchange, assign and transfer the Original Bonds tendered hereby, (b) when such tendered Original Bonds are accepted for exchange, the Company will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and (c) the Original Bonds tendered for exchange are not subject to any adverse claims or proxies when accepted by the Company. The undersigned hereby further represents that (i) any Exchange Bonds acquired in exchange for Original Bonds tendered hereby will have been acquired in the ordinary course of business of the person receiving such Exchange Bonds, whether or not such person is the undersigned, (ii) neither the holder of such Original Bonds nor any such other person is engaged in or intends to engage in, nor has an arrangement or understanding with any person to participate in, the distribution of such Exchange Bonds, and (iii) neither the holder of such Original Bonds nor any such other person is an "affiliate," as such term is defined in Rule 405 under the Securities Act, of the Company. If the undersigned is a broker-dealer that will receive the Exchange Bonds for its own account in exchange for the Original Bonds, it represents that (a) the Original Bonds to be exchanged for the Exchange Bonds were acquired by it as a result of market-making activities or other trading activities and (b) that it did not purchase its Original Bonds from the Company or any of its affiliates and acknowledges that it will deliver a prospectus in connection with any resale or transfer of such Exchange Bonds; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

        The undersigned also acknowledges that the Exchange Offer is being made based on the Company's understanding of an interpretation by the staff of the Securities and Exchange Commission (the "SEC") as set forth in no-action letters issued to third parties, including Morgan Stanley & Co. Incorporated (available June 5, 1991), Exxon Capital Holdings Corporation (available May 13, 1988), as interpreted in the SEC's letter to Shearman & Sterling, dated July 2, 1993, or similar no-action letters, that the Exchange Bonds issued in exchange for the Original Bonds pursuant to the Exchange Offer may be offered for resale, resold and otherwise transferred by each holder thereof (other than a broker-dealer who acquires such Exchange Bonds directly from the Company for resale pursuant to Rule 144A under the Securities Act or any other available exemption under the Securities Act or any such holder that is an "affiliate" of the Company within the meaning of Rule 405 under the Securities Act), without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that such Exchange Bonds are acquired in the ordinary course of such holder's business and such holder is not engaged in, and does not intend to engage in, a distribution of such Exchange Bonds and has no arrangement or understanding with any person to participate in the distribution of such Exchange Bonds. If a holder of the Original Bonds is an affiliate of the Company, is not acquiring the Exchange Bonds in the ordinary course of its business, is engaged in or intends to engage in a distribution of the Exchange Bonds or has any arrangement or understanding with respect to the distribution of the Exchange Bonds to be acquired pursuant to the Exchange Offer, such holder (x) may not rely on the applicable interpretations of the staff of the SEC and (y) must comply with the registration and prospectus delivery requirements of the Securities Act in connection with any secondary resale transaction.

        The undersigned will, upon request, execute and deliver any additional documents deemed by the Company or the Exchange Agent to be necessary or desirable to complete the exchange, assignment and transfer of the tendered Original Bonds or transfer ownership of such Original Bonds on the account books maintained by the book-entry transfer facility. The undersigned further agrees that acceptance of any and all validly tendered Original Bonds by the Company and the issuance of Exchange Bonds in exchange therefor shall constitute performance in full by the Company of its obligations under the Registration Rights Agreement dated February 10, 2009, among the Company and J.P. Morgan Securities Inc. as representative of the initial purchasers (the "Registration Rights Agreement"), and that the Company shall have no further obligations or liabilities thereunder except as provided in Section 5 (Indemnification and Contribution) of such agreement. The undersigned will comply with its obligations under the Registration Rights Agreement.

        The Exchange Offer is subject to certain conditions as set forth in the Prospectus under the caption "THE EXCHANGE OFFER—Conditions to the Exchange Offer." The undersigned recognizes that as a result of these conditions (which may be waived, in whole or in part, by the Company), as more particularly set forth in the Prospectus, the Company may not be required to exchange any of the Original Bonds tendered hereby and, in such event, the Original Bonds not exchanged will be returned to the undersigned at the address shown above, promptly following the expiration or termination of the Exchange Offer. In addition, the Company may amend the Exchange Offer at any time prior to the Expiration Date if the Company determines that any of the conditions set forth under "THE EXCHANGE OFFER—Conditions to the Exchange Offer" occur.

        All authority herein conferred or agreed to be conferred in this Letter of Transmittal shall survive the death or incapacity of the undersigned and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, administrators, trustees in bankruptcy and legal representatives of the undersigned. Tendered Original Bonds may be withdrawn at any time prior to the Expiration Date in accordance with the procedures set forth in the terms of this Letter of Transmittal.

        Unless otherwise indicated herein in the box entitled "Special Registration Instructions" below, please deliver the Exchange Bonds (and, if applicable, substitute certificates representing the Original Bonds for any Original Bonds not exchanged) in the name of the undersigned or, in the case of a book-entry delivery of the Original Bonds, please credit the account indicated above. Similarly, unless otherwise indicated under the box entitled "Special Delivery Instructions" below, please send the Exchange Bonds (and, if applicable, substitute certificates representing the Original Bonds for any Original Bonds not exchanged) to the undersigned at the address shown above in the box entitled "Description of Original Bonds Tendered Herewith."

        THE UNDERSIGNED, BY COMPLETING THE BOX ENTITLED "DESCRIPTION OF ORIGINAL BONDS TENDERED" ABOVE AND SIGNING THIS LETTER, WILL BE DEEMED TO HAVE TENDERED THE ORIGINAL BONDS AS SET FORTH IN SUCH BOX.

 Box 6

SPECIAL ISSUANCE INSTRUCTIONS (See Instructions 4 and 5—Signature Guarantee Required)

To be completed ONLY if certificates for the Original Bonds not tendered and/or certificates for the Exchange Bonds are to be issued in the name of someone other than the registered holder(s) of the Original Bonds whose name(s) appear(s) above.
Issue:	☐ Original Bonds not tendered to: ☐ Exchange Bonds to:

Name(s):
(Please Print or Type)

Address:

(Include Zip Code)

Daytime Area Code and Telephone Number:

Taxpayer Identification or Social Security Number:

Box 7

SPECIAL DELIVERY INSTRUCTIONS (See Instructions 4 and 5—Signature Guarantee Required)

To be completed ONLY if certificates for the Original Bonds not tendered and/or certificates for the Exchange Bonds are to be sent in the name of someone other than the registered holder(s) of the Original Bonds whose name(s) appear(s) above.
Send:	☐ Original Bonds not tendered to: ☐ Exchange Bonds to:

Name(s):
(Please Print or Type)

Address:

(Include Zip Code)

Daytime Area Code and Telephone Number:

Taxpayer Identification or Social Security Number:

 Box 8

TENDERING HOLDER(S) SIGN HERE (Complete accompanying substitute form W-9)

Must be signed by the registered holder(s) (which term, for the purposes described herein, shall include the book-entry transfer facility whose name appears on a security listing as the owner of the Original Bonds) of the Original Bonds exactly as their name(s) appear(s) on the Original Bonds hereby tendered or by any person(s) authorized to become the registered holder(s) by properly completed bond powers or endorsements and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth the full title of such person. See Instruction 4.

(Signature(s) of Holder(s))

Date:

Name(s):

(Please Print or Type)

Capacity (full title):

Address:

(Include Zip Code)

Daytime Area Code and Telephone Number:

Taxpayer Identification or Social Security Number:

GUARANTEE OF SIGNATURE(S)
(If Required—See Instruction 4)

Authorized Signature:

Date:

Name:

Title:

Name of Firm:

Address of Firm:

(Include Zip Code)

Area Code and Telephone Number:

Taxpayer Identification or Social Security Number:

Box 9

PAYOR'S NAME: U.S. BANK NATIONAL ASSOCIATION
TO BE COMPLETED BY ALL TENDERING UNITED STATES HOLDERS
SUBSTITUTE FORM W-9	PART 1—PLEASE PROVIDE YOUR TIN IN THE BOX AT RIGHT AND CERTIFY BY SIGNING AND DATING BELOW.	TIN:	(Social Security Number or Employer Identification Number)
PART 2—TIN Applied For ☐
Department of the Treasury Internal Revenue Service
Payor's Request for Taxpayer Identification Number ("TIN") and Certification
(1) the number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me);

(2)  I am not subject to backup withholding because (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (the "IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding;
(3) I am a U.S. person (including a U.S. resident alien); and
(4) any other information provided on this form is true and correct

SIGNATURE:	DATE

ADDRESS

Check appropriate space:	☐	individual/sole proprietorship
	☐	corporation
	☐	partnership
	☐	limited liability company (enter tax classification: ☐ corporation, ☐ partnership or ☐ disregarded entity)
	☐	other

You must cross out item (2) of the above certification if you have been notified by the IRS that you are subject to backup withholding because of underreporting of interest or dividends on your tax return and you have not been notified subsequently by the IRS that you are no longer subject to backup withholding.
YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU HAVE CHECKED THE BOX IN PART 2 OF SUBSTITUTE FORM W-9
CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

        I certify under penalties of perjury that a Taxpayer Identification Number has not been issued to me, and either (a) I have mailed or delivered an application to receive a Taxpayer Identification Number to the appropriate Internal Revenue Service Center or Social Security Administrative Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a Taxpayer Identification Number by the time of the exchange, all reportable payments made to me pursuant to the Exchange Offer or thereafter will be subject to backup withholding at the applicable rate until I provide a number.

SIGNATURE:	DATE

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
NUMBER ON SUBSTITUTE FORM W-9

        Guidelines for Determining the Proper Identification Number to Give the Payer.—Social security numbers have nine digits separated by two hyphens: i.e., 000-00-0000. Employee identification numbers have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the payor.

For this type of account:			Give the Society Security number of—	For this type of account:		Give the EMPLOYER IDENTIFICATION number of—

1.	An individual's account		The individual	9.	A valid trust, estate, or pension trust	The legal entity (5)
2.	Two or more individuals (joint account)		The actual owner of the account or, if combined funds, any one of the individuals (1)	10.	Corporate account (or LLC electing corporate status)	The corporation (or LLC)
3.	Husband and wife (joint account)		The actual owner of the account or, if joint funds, either person (1)	11.	Religious charitable, or educational organization account	The organization
4.	Custodian account of a minor (Uniform Gift to Minors Act)		The minor (2)	12.	Partnership account held in the name of the business	The partnership
5.	Adult and minor (joint account)		The adult or, if the minor is the only contributor, the minor (1)	13.	Association, club or other tax-exempt organization	The organization
6.	Account in the name of guardian or committee for a designated ward, minor, or incompetent person		The ward, minor, or incompetent person (3)	14.	A broker or registered nominee	The broker or nominee
7.	a.	The usual revocable savings trust account (grantor is also trustee)	The grantor-trustee (1)	15.	Account with the Department of Agriculture in the name of a public entity (such a State or local government, school district, or prison) that receives agricultural program payments	The public entity
	b.	So-called trust account that is not a legal or valid trust under State law	The actual owner (1)
8.	Sole proprietorship account or single owner LLC (disregarded from its owner)		The owner (4)

(1)		List first and circle the name of the person whose number you furnish.
(2)		Circle the minor's name and furnish the minor's Social Security number.
(3)		Circle the ward's, minor's, or incompetent person's name and furnish such person's Social Security number.
(4)		Show the name of the owner.
(5)
		List first and circle the name of the legal trust, estate, or pension trust. (Do not furnish the identifying number of the personal representative or trustee unless the legal entity itself is not designated in the account title.)
Note: If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

 GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
NUMBER ON SUBSTITUTE FORM W-9

Obtaining a Number

If you don't have a taxpayer identification number or you don't know your number, obtain Form SS-5, Application for a Social Security Card, or IRS Form SS-4, Application for Employer Identification Number, at the local office of the Social Administration or the Internal Revenue Service and apply for a number. All "Section" references are to the Internal Revenue Service Code of 1986, as amended. "IRS" is the U.S. Internal Revenue Service.

Payees Exempt from Backup Withholding

Payees specifically exempted from backup withholding on ALL payments include the following:

•
An organization exempt from tax under Section 501(a), an individual retirement plan, or certain custodial accounts under Section 403(b)(7) that meet the requirements of Section 401(f)(2).

•
The United States or any agency or instrumentality thereof.

•
A State, the District of Columbia, a possession of the United States, or any subdivision or instrumentality thereof.

•
A foreign government, a political subdivision of a foreign government, or any agency or instrumentality thereof.

•
An international organization or any agency or instrumentality thereof.

Other payees that may be exempt from backup withholding include:

•
A corporation.

•
A foreign central bank of issue.

•
A registered dealer in securities or commodities registered in the United States or a possession of the United States.

•
A futures commission merchant registered with the Commodity Futures Trading Commission.

•
A real estate investment trust.

•
An entity registered at all times under the Investment Company Act of 1940.

•
A common trust fund operated by a bank under Section 584(a).

•
A financial institution.

•
A middleman known in the investment community as a nominee.

•
A trust exempt from tax under Section 664 or described in Section 4947.

Payments of dividends and patronage dividends not generally subject to backup withholding include the following:

•
Payments to nonresident aliens subject to withholding under Section 1441.

•
Payments to partnerships not engaged in a trade or business in the U.S. and which have at least one nonresident partner.

•
Payments of patronage dividends where the amount received is not paid in money.

•
Payments made by certain foreign organizations.

•
Payments made to a nominee.

Payments of interest not generally subject to backup withholding include the following:

•
Payments of interest on obligations issued by individuals. Note: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payer's trade or business and you have not provided your correct taxpayer identification number to the payer.

•
Payments described in Section 6049(b)(5) to nonresident aliens.

•
Payments on tax-free covenant bonds under Section 1451.

•
Payments made by certain foreign organizations.

Exempt U.S. payees described above should file Substitute Form W-9 to avoid possible erroneous backup withholding. FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE "EXEMPT" ON THE FACE OF THE FORM, SIGN AND DATE THE FORM, AND FILE THE FORM WITH THE PAYER.

Certain payments other than interest, dividends, and patronage dividends, that are subject to information reporting are also not subject to backup withholding. For details, see the regulations under Sections 6041, 6041A(a), 6042, 6044, 6045, 6049, 6050A and 6050N.

Privacy Act Notice.—Section 6109 requires most recipients of dividends, interest, or other payments to give taxpayer identification numbers of payers who must report the payments to the IRS. The IRS uses the numbers for identification purposes. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold 28%of taxable interest, dividend, and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.

Penalties

(1)
Penalty for Failure to Furnish Taxpayer Identification Number.—If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2)
Civil Penalty for False Information With Respect to Withholding.—If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.

(3)
Criminal Penalty for Falsifying Information.—Falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

(4)
Misuse of TINs.—If the requestor discloses or uses TINs in violation of Federal law, the requestor may be subject to civil and criminal penalties.

  FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE.

INSTRUCTIONS
FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

General

        Please do not send certificates for Original Bonds directly to the Company. Your certificates for Original Bonds, together with your signed and completed Letter of Transmittal and any required supporting documents, should be mailed or otherwise delivered to the Exchange Agent at the address set forth on the first page hereof. The method of delivery of Original Bonds, this Letter of Transmittal and all other required documents is at your sole option and risk and the delivery will be deemed made only when actually received by the Exchange Agent. If delivery is by mail, registered mail with return receipt requested, properly insured, or overnight or hand delivery service is recommended. In all cases, sufficient time should be allowed to ensure timely delivery.

        1.    Delivery of this Letter of Transmittal and Certificates; Guaranteed Delivery Procedures.    A holder of Original Bonds (which term, for the purposes described herein, shall include the book-entry transfer facility whose name appears on a security listing as the owner of the Original Bonds) may tender the same by (i) properly completing and signing this Letter of Transmittal or a facsimile hereof (all references in the Prospectus to the Letter of Transmittal shall be deemed to include a facsimile thereof) and delivering the same, together with the certificate or certificates, if applicable, representing the Original Bonds being tendered and any required signature guarantees and any other documents required by this Letter of Transmittal, to the Exchange Agent at its address set forth above on or prior to the Expiration Date, (ii) complying with the procedure for book-entry transfer described below or (iii) complying with the guaranteed delivery procedures described below.

        Holders who wish to tender their Original Bonds and (i) whose Original Bonds are not immediately available or (ii) who cannot deliver their Original Bonds, this Letter of Transmittal and all other required documents to the Exchange Agent on or prior to the Expiration Date or (iii) who cannot comply with the book-entry transfer procedures on a timely basis, must tender their Original Bonds pursuant to the guaranteed delivery procedure set forth in "THE EXCHANGE OFFER—Guaranteed Delivery Procedures" in the Prospectus and by completing Box 3. Holders may tender their Original Bonds if: (i) the tender is made by or through an Eligible Guarantor Institution (as defined below); (ii) the Exchange Agent receives (by facsimile transmission, mail or hand delivery), on or prior to the Expiration Date, a properly completed and duly executed Notice of Guaranteed Delivery in the form provided with this Letter of Transmittal that (a) sets forth the name and address of the holder of Original Bonds, if applicable, the certificate number(s) of the Original Bonds to be tendered and the principal amount of Original Bonds tendered; (b) states that the tender is being made thereby; and (c) guarantees that, within three New York Stock Exchange trading days after the Expiration Date, the Letter of Transmittal, or a facsimile thereof, together with the Original Bonds or a book-entry confirmation, and any other documents required by the Letter of Transmittal, will be deposited by the Eligible Guarantor Institution with the Exchange Agent; and (iii) the Exchange Agent receives a properly completed and executed Letter of Transmittal, or facsimile thereof and the certificate(s) representing all tendered Original Bonds in proper form or a confirmation of book-entry transfer of the Original Bonds into the Exchange Agent's account at the appropriate book-entry transfer facility and all other documents required by this Letter of Transmittal within three New York Stock Exchange trading days after the Expiration Date.

        Any Holder who wishes to tender Original Bonds pursuant to the guaranteed delivery procedures described above must ensure that the Exchange Agent receives the Notice of Guaranteed Delivery relating to such Original Bonds prior to the Expiration Date. Failure to complete the guaranteed delivery procedures outlined above will not, of itself, affect the validity or effect a revocation of any Letter of Transmittal form properly completed and executed by a holder who attempted to use the guaranteed delivery procedures.

        No alternative, conditional, irregular or contingent tenders will be accepted. Each tendering holder, by execution of this Letter of Transmittal (or facsimile thereof), shall waive any right to receive notice of the acceptance of the Original Bonds for exchange.

        2.    Partial Tenders; Withdrawals.    Tenders of Original Bonds will be accepted only in the principal amount of $1,000 and integral multiples thereof. If less than the entire principal amount of Original Bonds evidenced by a submitted certificate is tendered, the tendering holder(s) must fill in the aggregate principal amount of Original Bonds tendered in the column entitled "Aggregate Principal Amount of Original Bonds Being Tendered" in Box 1 above. A newly issued certificate for the Original Bonds submitted but not tendered will be sent to such holder promptly after the Expiration Date, unless otherwise provided in the appropriate box on this Letter of Transmittal. All Original Bonds delivered to the Exchange Agent will be deemed to have been tendered in full unless otherwise clearly indicated. Original Bonds tendered pursuant to the Exchange Offer may be withdrawn at any time prior to the Expiration Date, after which tenders of Original Bonds are irrevocable.

        To be effective with respect to the tender of Original Bonds, a written notice of withdrawal (which may be by telegram, telex, facsimile or letter) must: (i) be received by the Exchange Agent at the address for the Exchange Agent set forth above before the Company notifies the Exchange Agent that it has accepted the tender of Original Bonds pursuant to the Exchange Offer; (ii) specify the name of the person who tendered the Original Bonds to be withdrawn; (iii) identify the Original Bonds to be withdrawn (including the principal amount of such Original Bonds, or, if applicable, the certificate numbers shown on the particular certificates evidencing such Original Bonds and the principal amount of Original Bonds represented by such certificates); (iv) include a statement that such holder is withdrawing its election to have such Original Bonds exchanged; (v) specify the name in which any such Original Bonds are to be registered, if different from that of the withdrawing holder; and (vi) be signed by the holder in the same manner as the original signature on this Letter of Transmittal (including any required signature guarantee). The Exchange Agent will return the properly withdrawn Original Bonds promptly following receipt of notice of withdrawal. If Original Bonds have been tendered pursuant to the procedure for book-entry transfer, any notice of withdrawal must specify the name and number of the account at the book-entry transfer facility to be credited with the withdrawn Original Bonds or otherwise comply with the book-entry transfer facility's procedures. All questions as to the validity, form and eligibility of notices of withdrawals, including time of receipt, will be determined by the Company, and such determination will be final and binding on all parties.

        Any Original Bonds so withdrawn will be deemed not to have been validly tendered for exchange for purposes of the Exchange Offer. Any Original Bonds which have been tendered for exchange but which are not accepted for exchange for any reason will be returned to the holder thereof without cost to such holder (or, in the case of Original Bonds tendered by book-entry transfer into the Exchange Agent's account at the book entry transfer facility pursuant to the book-entry transfer procedures described above, such Original Bonds will be credited to an account with such book-entry transfer facility specified by the holder) promptly after withdrawal, rejection of tender or termination of the Exchange Offer. Properly withdrawn Original Bonds may be retendered by following one of the procedures described under the caption "THE EXCHANGE OFFER—Procedures for Tendering Original Bonds" in the Prospectus at any time prior to the Expiration Date.

        Neither the Company, any affiliate or assigns of the Company, the Exchange Agent nor any other person will be under any duty to give any notification of any irregularities in any notice of withdrawal or incur any liability for failure to give such notification (even if such notice is given to other persons).

        3.    Beneficial Owner Instructions.    Only a holder of Original Bonds (i.e., a person in whose name Original Bonds are registered on the books of the registrar or, or, in the case of Original Bonds held through book-entry, such book-entry transfer facility specified by the holder), or the legal representative or attorney-in-fact of a holder, may execute and deliver this Letter of Transmittal. Any beneficial owner of Original Bonds who wishes to accept the Exchange Offer must arrange promptly for the appropriate holder to execute and deliver this Letter of Transmittal on his or her behalf through the execution and delivery to the appropriate holder of the "Instruction to Registered Holder and/or Depository Trust Company Participant from Beneficial Owner" form accompanying this Letter of Transmittal.

        4.    Signature on this Letter of Transmittal; Written Instruments and Endorsements; Guarantee of Signatures.    If this Letter of Transmittal is signed by the registered holder(s) (which term, for the purposes described herein, shall include the book-entry transfer facility whose name appears on a security listing as the owner of the Original Bonds) of the Original Bonds tendered hereby, the signature must correspond exactly with the name(s) as written on the face of the certificates (or on such security listing) without alteration, addition, enlargement or any change whatsoever.

        If any of the Original Bonds tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

        If a number of Original Bonds registered in different names are tendered, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal (or facsimiles thereof) as there are different registrations of Original Bonds.

        When this Letter of Transmittal is signed by the registered holder(s) of Original Bonds (which term, for the purposes described herein, shall include the book-entry transfer facility whose name appears on a security listing as the owner of the Original Bonds) listed and tendered hereby, no endorsements of certificates or separate written instruments of transfer or exchange are required. If, however, this Letter of Transmittal is signed by a person other than the registered holder(s) of the Original Bonds listed or the Exchange Bonds are to be issued, or any untendered Original Bonds are to be reissued, to a person other than the registered holder(s) of the Original Bonds, such Original Bonds must be endorsed or accompanied by separate written instruments of transfer or exchange in form satisfactory to the Company and duly executed by the registered holder, in each case signed exactly as the name or names of the registered holder(s) appear(s) on the Original Bonds and the signatures on such certificates must be guaranteed by an Eligible Guarantor Institution. If this Letter of Transmittal, any certificates or separate written instruments of transfer or exchange are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Company, submit proper evidence satisfactory to the Company, in its sole discretion, of such persons' authority to so act.

        Endorsements on certificates for the Original Bonds or signatures on bond powers required by this Instruction 4 must be guaranteed by a firm or other entity identified in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended as an "eligible guarantor institution," including (as such terms are defined therein) (i) a bank, (ii) a broker, dealer, municipal securities broker or dealer, (iii) a credit union, (iv) a national securities exchange, registered securities association or clearing agency or (v) a savings association that is a participant in a Securities Transfer Association (each an "Eligible Guarantor Institution"), unless an Original Bond is surrendered for the account of an Eligible Guarantor Institution.

        Signatures on this Letter of Transmittal must be guaranteed by an Eligible Guarantor Institution, unless Original Bonds are tendered: (i) by a registered holder (which term, for the purposes described herein, shall include the book-entry transfer facility whose name appears on a security listing as the owner of the Original Bonds) who has not completed the box entitled "Special Registration Instructions" or "Special Delivery Instructions" on this Letter of Transmittal; or (ii) for the account of an Eligible Guarantor Institution.

        5.    Special Registration and Delivery Instructions.    Tendering holders should indicate, in the applicable Box 6 or Box 7, the name and address in/to which the Exchange Bonds and/or certificates for Original Bonds not exchanged are to be issued or sent, if different from the name(s) and address(es) of the person signing this Letter of Transmittal. In the case of issuance in a different name, the tax identification number or social security number of the person named must also be indicated. A holder tendering the Original Bonds by book-entry transfer may request that the Original Bonds not exchanged be credited to such account maintained at the book-entry transfer facility as such holder may designate. See Box 4.

        If no such instructions are given, the Exchange Bonds (and any Original Bonds not tendered or not accepted) will be issued in the name of and sent to the holder signing this Letter of Transmittal or deposited into such holder's account at the applicable book-entry transfer facility.

        6.    Transfer Taxes.    The Company will not pay any transfer taxes, if any, applicable to the transfer and exchange of the Original Bonds to it or its order pursuant to the Exchange Offer. If the Exchange Bonds are delivered to or issued in the name of a person other than the registered holder, or if a transfer tax is imposed for any reason other than the transfer and exchange of Original Bonds to the Company or its order pursuant to the Exchange Offer, the amount of any such transfer taxes (whether imposed on the registered holder or any other person) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith the amount of such transfer taxes will be billed directly to such tendering holder.

        Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the Original Bonds listed in this Letter of Transmittal.

        7.    Waiver of Conditions.    The Company reserves the absolute right to waive, in whole or in part, any of the conditions to the Exchange Offer set forth in the Prospectus.

        8.    Mutilated, Lost, Stolen or Destroyed Securities.    Any holder whose Original Bonds have been mutilated, lost, stolen or destroyed, should promptly contact the Exchange Agent at the address set forth on the first page hereof for further instructions. The holder will then be instructed as to the steps that must be taken in order to replace the certificate(s). This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, destroyed or stolen certificate(s) have been completed.

        9.    No Conditional Tenders; No Notice of Irregularities.    No alternative, conditional, irregular or contingent tenders will be accepted. All tendering holders, by execution of this Letter of Transmittal, shall waive any right to receive notice of the acceptance of their Original Bonds for exchange. The Company reserves the right, in its reasonable judgment, to waive any defects, irregularities or conditions of tender as to particular Original Bonds. The Company's interpretation of the terms and conditions of the Exchange Offer (including the instructions in this Letter of Transmittal) will be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Original Bonds must be cured within such time as the Company shall determine. Although the Company intends to notify holders of defects or irregularities with respect to tenders of Original Bonds, neither the Company, the Exchange Agent nor any other person is under any obligation to give such notice nor shall they incur any liability for failure to give such notification. Tenders of Original Bonds will not be deemed to have been made until such defects or irregularities have been cured or waived. Any Original Bonds received by the Exchange Agent that are not properly tendered and as to which the defects or irregularities have not been cured or waived will be returned by the Exchange Agent to the tendering holder promptly following the Expiration Date.

        10.    Requests for Assistance or Additional Copies.    Questions relating to the procedure for tendering, as well as requests for additional copies of the Prospectus and this Letter of Transmittal, may be directed to the Exchange Agent at the address and telephone number set forth on the first page hereof.

        IMPORTANT: THIS LETTER OF TRANSMITTAL OR A FACSIMILE OR COPY THEREOF (TOGETHER WITH CERTIFICATES OF ORIGINAL BONDS OR CONFIRMATION OF BOOK-ENTRY TRANSFER AND ALL OTHER REQUIRED DOCUMENTS) OR A NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE EXCHANGE AGENT ON OR PRIOR TO THE EXPIRATION DATE.

IMPORTANT TAX INFORMATION

        Under U.S. federal income tax law, a tendering holder whose Original Bonds are accepted for exchange may be subject to backup withholding unless the holder provides the Exchange Agent with either (i) such holder's correct taxpayer identification number ("TIN") on the Substitute Form W-9 attached hereto (See Box 9), certifying (A) that the TIN provided on Substitute Form W-9 is correct (or that such holder of Original Bonds is awaiting a TIN), (B) that the holder of Original Bonds is not subject to backup withholding because (x) such holder of Original Bonds is exempt from backup withholding, (y) such holder of Original Bonds has not been notified by the Internal Revenue Service that he or she is subject to backup withholding as a result of a failure to report all interest or dividends or (z) the Internal Revenue Service has notified the holder of Original Bonds that he or she is no longer subject to backup withholding and (C) that the holder of Original Bonds is a U.S. person (including a U.S. resident alien); or (ii) an adequate basis for exemption from backup withholding. If such holder of Original Bonds is an individual, the TIN is such holder's social security number. If the Exchange Agent is not provided with the correct TIN, the holder of Original Bonds may also be subject to certain penalties imposed by the Internal Revenue Service and any payments that are made to such holder may be subject to backup withholding (see below).

        Certain holders of Original Bonds (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. However, exempt holders of Original Bonds should indicate their exempt status on the Substitute Form W-9. For example, a corporation should complete the Substitute Form W-9, providing its TIN and indicating that it is exempt from backup withholding. A foreign person may qualify as an exempt recipient by submitting a properly completed IRS Form W-8BEN, "Certificate of Foreign Status of Beneficial Owner for United States Tax Withholding," or, if applicable, Form W-8ECI, "Certificate of Foreign Person's Claim for Exemption from Withholding on Income Effectively Connected with the Conduct of a Trade or Business in the United States," or other appropriate IRS Form W-8, signed under penalties of perjury, attesting to that holder's exempt status. The appropriate IRS Form W-8 can be obtained from the Exchange Agent upon request and is also available at the Internal Revenue Service website (http://www.irs.gov). See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for more instructions. Holders are encouraged to consult their own tax advisors to determine whether they are exempt from these backup withholding and reporting requirements.

        If backup withholding applies, the Exchange Agent is required to withhold 28% of any payments made to the holder of Original Bonds or other payee. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service, provided the required information is furnished. The Exchange Agent cannot refund amounts withheld by reason of backup withholding.

        A holder who does not have a TIN may check the box in Part 2 of the Substitute Form W-9 if the surrendering holder of Original Bonds has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 2 is checked, the holder of Original Bonds or other payee must also complete the Certificate of Awaiting Taxpayer Identification Number below Part 2 of the Substitute Form W-9 in order to avoid backup withholding. Notwithstanding that the box in Part 2 is checked and the Certificate of Awaiting Taxpayer Identification Number is completed, the Paying Agent (as defined in the Indenture) will withhold 28% of all payments made prior to the time a properly certified TIN is provided to the Paying Agent and, if the Paying Agent is not provided with a TIN within 60 days, such amounts will be paid over to the Internal Revenue Service. The holder of Original Bonds is required to give the Paying Agent the TIN (e.g., social security number or employer identification number) of the record owner of the Original Bonds. If the Original Bonds are in more than one name or are not in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report.

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Box 6
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GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9